SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo Asia Pacific Fund
Wells Fargo Emerging Markets Equity Income Fund
(each a “Fund”, and together the “Funds”)

I. Wells Fargo Asia Pacific Fund

Merger and Shareholder Meeting

At a meeting held on May 21-22, 2019, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Merger”). The Merger was proposed by Wells Fargo Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Wells Fargo Asia Pacific Fund	Wells Fargo Emerging Markets Equity Income Fund

The Merger is contingent on a number of conditions, including approval by the shareholders of the Target Fund at a special shareholder meeting expected to be held in September 2019. The Merger is also intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger, if approved by shareholders and if all conditions to closing are satisfied, is expected to occur in September 2019. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary at this time. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/proxy statement that is expected to be mailed to shareholders in June 2019. The prospectus/proxy statement will provide information regarding the date, time and location of the shareholder meeting where the Merger will be considered. Only shareholders of record as of the close of business on June 19, 2019 will receive a prospectus/proxy statement and will be entitled to vote at the shareholder meeting or any adjournment(s) thereof.

II. Wells Fargo Emerging Markets Equity Income Fund

Contractual Expense Cap Change

Upon approval of the Merger as described above, footnote one to the Annual Fund Operating Expenses table in the section entitled “Fund Summary - Fees and Expenses” is updated to reflect the extension of the current cap to February 28, 2021.

In addition, upon the completion of the Merger, the Fund will reduce Net Operating Expense Caps to 1.55% for Class A, 2.30% for Class C and 1.80% for Class R.

May 23, 2019	IEAM059/P303SP